                                                                   Exhibit 24.1


                               POWER OF ATTORNEY


         KNOW ALL THESE PERSONS BY THESE PRESENT, that the person whose signature appears below constitutes and appoints Steven R. Day and William T. Freeman and each of them, jointly and severally, his attorneys-in-fact, each with full power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K of Pinnacle Holdings Inc. for the year ended December 31, 2001, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact or his substitutes, may do or cause to be done by virtue hereof.

                                             /s/ Paula E. Boggs
                                             ----------------------------------
                                             Paula E. Boggs, Director


                                             Date:  April 12, 2002

                               POWER OF ATTORNEY


         KNOW ALL THESE PERSONS BY THESE PRESENT, that the person whose signature appears below constitutes and appoints Steven R. Day and William T. Freeman and each of them, jointly and severally, his attorneys-in-fact, each with full power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K of Pinnacle Holdings Inc. for the year ended December 31, 2001, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact or his substitutes, may do or cause to be done by virtue hereof.

                                             /s/ Arthur J. Hill
                                             ----------------------------------
                                             Arthur J. Hill, Director


                                             Date:  April 12, 2002

                               POWER OF ATTORNEY


         KNOW ALL THESE PERSONS BY THESE PRESENT, that the person whose signature appears below constitutes and appoints Steven R. Day and William T. Freeman and each of them, jointly and severally, his attorneys-in-fact, each with full power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K of Pinnacle Holdings Inc. for the year ended December 31, 2001, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact or his substitutes, may do or cause to be done by virtue hereof.

                                             /s/ G. Peter O'Brien
                                             ----------------------------------
                                             G. Peter O'Brien, Director


                                             Date:  April 14, 2002